Exhibit No. 24





                               PPG INDUSTRIES, INC.

                                POWER OF ATTORNEY
                                  (Savings Plan)


          I, ERROLL B. DAVIS, JR., a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry E. Dempsey, Guy A. Zoghby and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, an S-8 Registration Statement to be filed on or about October 7, 1996 by the Corporation with the Securities and Exchange Commission and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of interests of participation in, and shares of the Common Stock and the Preferred Stock of the Corporation to be offered, or which may be offered, under the PPG Industries Employee Savings Plan and its predecessor plans.

          WITNESS my hand this 19th day of September, 1996.




                                              /s/ Erroll B. Davis, Jr.
                                              ERROLL B. DAVIS, JR.

                                                         Exhibit No. 24





                             PPG INDUSTRIES, INC.

                              POWER OF ATTORNEY
                               (Savings Plan)


          I, MICHELE J. HOOPER, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry E. Dempsey, Guy A. Zoghby and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, an S-8 Registration Statement to be filed on or about October 7, 1996 by the Corporation with the Securities and Exchange Commission and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of interests of participation in, and shares of the Common Stock and the Preferred Stock of the Corporation to be offered, or which may be offered, under the PPG Industries Employee Savings Plan and its predecessor plans.

          WITNESS my hand this 19th day of September, 1996.




                                                /s/ Michele J. Hooper
                                                MICHELE J. HOOPER

                                                           Exhibit No. 24





                              PPG INDUSTRIES, INC.

                               POWER OF ATTORNEY
                                (Savings Plan)


          I, ALLEN J. KROWE, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry E. Dempsey, Guy A. Zoghby and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, an S-8 Registration Statement to be filed on or about October 7, 1996 by the Corporation with the Securities and Exchange Commission and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of interests of participation in, and shares of the Common Stock and the Preferred Stock of the Corporation to be offered, or which may be offered, under the PPG Industries Employee Savings Plan and its predecessor plans.

          WITNESS my hand this 19th day of September, 1996.




                                                   /s/ Allen J. Krowe
                                                   ALLEN J. KROWE

                                                          Exhibit No. 24





                             PPG INDUSTRIES, INC.

                              POWER OF ATTORNEY
                               (Savings Plan)


          I, RAYMOND W. LEBOEUF, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry E. Dempsey, Guy A. Zoghby and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, an S-8 Registration Statement to be filed on or about October 7, 1996 by the Corporation with the Securities and Exchange Commission and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of interests of participation in, and shares of the Common Stock and the Preferred Stock of the Corporation to be offered, or which may be offered, under the PPG Industries Employee Savings Plan and its predecessor plans.

          WITNESS my hand this 19th day of September, 1996.




                                              /s/ Raymond W. LeBoeuf
                                              RAYMOND W. LEBOEUF

                                                         Exhibit No. 24





                            PPG INDUSTRIES, INC.

                             POWER OF ATTORNEY
                              (Savings Plan)


          I, STEVEN C. MASON, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry E. Dempsey, Guy A. Zoghby and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, an S-8 Registration Statement to be filed on or about October 7, 1996 by the Corporation with the Securities and Exchange Commission and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of interests of participation in, and shares of the Common Stock and the Preferred Stock of the Corporation to be offered, or which may be offered, under the PPG Industries Employee Savings Plan and its predecessor plans.

          WITNESS my hand this 19th day of September, 1996.




                                                /s/ Steven C. Mason
                                                STEVEN C. MASON

                                                          Exhibit No. 24





                             PPG INDUSTRIES, INC.

                              POWER OF ATTORNEY
                               (Savings Plan)


          I, HAROLD A. McINNES, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry E. Dempsey, Guy A. Zoghby and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, an S-8 Registration Statement to be filed on or about October 7, 1996 by the Corporation with the Securities and Exchange Commission and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of interests of participation in, and shares of the Common Stock and the Preferred Stock of the Corporation to be offered, or which may be offered, under the PPG Industries Employee Savings Plan and its predecessor plans.

          WITNESS my hand this 19th day of September, 1996.




                                                /s/ Harold A. McInnes
                                                HAROLD A. McINNES

                                                          Exhibit No. 24





                           PPG INDUSTRIES, INC.

                            POWER OF ATTORNEY
                             (Savings Plan)


          I, ROBERT MEHRABIAN, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry E. Dempsey, Guy A. Zoghby and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, an S-8 Registration Statement to be filed on or about October 7, 1996 by the Corporation with the Securities and Exchange Commission and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of interests of participation in, and shares of the Common Stock and the Preferred Stock of the Corporation to be offered, or which may be offered, under the PPG Industries Employee Savings Plan and its predecessor plans.

          WITNESS my hand this 19th day of September, 1996.




                                                   /s/ Robert Mehrabian
                                                   ROBERT MEHRABIAN

                                                          Exhibit No. 24





                            PPG INDUSTRIES, INC.

                             POWER OF ATTORNEY
                              (Savings Plan)


          I, VINCENT A. SARNI, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry E. Dempsey, Guy A. Zoghby and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, an S-8 Registration Statement to be filed on or about October 7, 1996 by the Corporation with the Securities and Exchange Commission and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of interests of participation in, and shares of the Common Stock and the Preferred Stock of the Corporation to be offered, or which may be offered, under the PPG Industries Employee Savings Plan and its predecessor plans.

          WITNESS my hand this 19th day of September, 1996.




                                                    /s/ Vincent A. Sarni
                                                    VINCENT A. SARNI

                                                           Exhibit No. 24





                            PPG INDUSTRIES, INC.

                             POWER OF ATTORNEY
                              (Savings Plan)


          I, DAVID G. VICE, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry E. Dempsey, Guy A. Zoghby and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, an S-8 Registration Statement to be filed on or about October 7, 1996 by the Corporation with the Securities and Exchange Commission and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of interests of participation in, and shares of the Common Stock and the Preferred Stock of the Corporation to be offered, or which may be offered, under the PPG Industries Employee Savings Plan and its predecessor plans.

          WITNESS my hand this 19th day of September, 1996.




                                                   /s/ David G. Vice
                                                   DAVID G. VICE

                                                         Exhibit No. 24





                              PPG INDUSTRIES, INC.

                               POWER OF ATTORNEY
                                (Savings Plan)


          I, DAVID R. WHITWAM, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry E. Dempsey, Guy A. Zoghby and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, an S-8 Registration Statement to be filed on or about October 7, 1996 by the Corporation with the Securities and Exchange Commission and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of interests of participation in, and shares of the Common Stock and the Preferred Stock of the Corporation to be offered, or which may be offered, under the PPG Industries Employee Savings Plan and its predecessor plans.

          WITNESS my hand this 19th day of September, 1996.




                                                /s/ David R. Whitwam
                                                DAVID R. WHITWAM